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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                               ----------------
                               September 8, 2000
                               -----------------
               Date of Report (Date of earliest event reported)


                              THE IT GROUP, INC.
            (Exact name of registrant as specified in its charter)


   Delaware                         1-9037                   33-0001212
---------------                  ------------              -------------
(State of other                  (Commission               (IRS Employer
jurisdiction of                  File Number)                ID Number)
incorporation)




                            2790 Mosside Boulevard
                     Monroeville, Pennsylvania 15146-2792
                     ------------------------------------
                        (Address of principal offices)


                                (412) 372-7701
                     ------------------------------------
             (Registrant's telephone number, including area code)




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Item 5. Other Events.
        -------------


                              The IT Group, Inc.
                      Stock Repurchase Program Completed




The IT Group, Inc. (the "Company") completed the Stock Repurchase Program previously announced on June 13, 2000 through the repurchase of one million shares. This program was undertaken pursuant to authorization given by the Company's Board of Directors to repurchase up to one million shares of the Company's common stock in the open market. There was no time limit for the program and the timing of the purchases was based on the stock price, market and other conditions existing at the time of purchase. The Company has no specific plans for the repurchased shares.



                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 THE IT GROUP, INC.



Dated: September 8, 2000



                            /s/ James G. Kirk
                            --------------------------------
                            Senior Vice President, General Counsel and Secretary







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